                                                                    Exhibit 31.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                  CERTIFICATION

I, Robert K. Hynes, certify that:

  1. I have reviewed this quarterly report on Form 10-Q of WHX Corporation;

  2. Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

  3. Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in  this  report,  fairly  present  in all  material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

  4. The  registrant's  other  certifying  officer  and  I are  responsible  for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

     a) Designed  such  disclosure  controls  and  procedures,  or  caused  such disclosure controls and procedures to be designed under our supervision,
        to  ensure  that  material   information  relating  to  the  registrant,
        including its consolidated  subsidiaries,  is made known to us by others within  those  entities,  particularly  during  the period in which this report is being prepared;

     b) Evaluated the effectiveness of the registrant's  disclosure controls and procedures  and  presented  in this  report  our  conclusions  about the effectiveness of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

     c) Disclosed in this report any change in the registrant's internal control over financial  reporting  that occurred  during the  registrant's  most recent fiscal  quarter that has  materially  affected,  or is reasonably likely to materially  affect,  the  registrant's  internal  control over financial reporting; and

  5. The registrant's  other certifying  officer and I have disclosed,  based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or person performing the equivalent function):

     a) All significant  deficiencies  and material  weaknesses in the design or operation  of  internal  control  over  financial  reporting  which  are reasonably  likely to  adversely  affect  the  registrant's  ability  to record, process, summarize and report financial information; and

     b) Any fraud,  whether or not material,  that involves  management or other employees  who  have a  significant  role in the  registrant's  internal control over financial reporting.

                                                /s/ Robert K. Hynes
                                                --------------------------------
                                                Robert K. Hynes
                                                Chief Financial Officer

August 14, 2007